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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 24, 2006


                             UNIONBANCAL CORPORATION
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             (Exact name of registrant as specified in its charter)


      Delaware                      001-15081                   94-1234979
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(State of Incorporation)      (Commission File Number)         (IRS Employer
                                                            Identification No.)


                              400 California Street
                          San Francisco, CA 94104-1302
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               (Address of principal executive offices) (Zip Code)


                               Tel. (415) 765-2969
               __________________________________________________
               Registrant's telephone number, including area code


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Establishment of Performance Criteria for Performance Share Plan.

On March 24, 2006, the Executive Compensation & Benefits Committee of the Board of Directors of UnionBanCal Corporation (the "Company") set performance goals for 2006 grants of performance shares under the 1997 UnionBanCal Corporation Performance Share Plan (the "Plan").

The named executive officers listed in the Company's 2006 Proxy Statement who are participants in the Plan are granted performance shares which will be paid in stock three years after the date of grant. Pursuant to the Plan, the participants will only earn and be paid for performance shares upon the attainment of the performance share goals. However, payment may be made in the case of retirement, death, permanent disability or involuntary separation after the first nine months of the performance cycle. The performance shares actually earned will be paid based upon the Company's percentile ranking relative to the Company's peer group for return on average common equity according to the table set forth in Section 2 of the form of Performance Share Agreement, a copy of which is filed herewith as Exhibit 10.1 and incorporated by reference herein. The performance share goals for 2006 are unchanged from 2005; however, the performance shares will be paid in shares of the Company's common stock pursuant to the Year 2000 UnionBanCal Corporation Management Stock Plan, rather than in cash.

The Executive Compensation & Benefits Committee retains the discretion to decrease, but not to increase, the number of performance shares actually earned by the named executive officers pursuant to the Plan's formula based on subjective factors. For participants who are not named executive officers, the number of performance shares earned may be adjusted upward or downward based upon a subjective assessment of performance or other factors considered by the Executive Compensation & Benefits Committee.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits:

    Exhibit No.       Description

       10.1 Form of Performance Share Agreement under the 1997 UnionBanCal Corporation Performance Share Plan


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:   March 29, 2006


                             UNIONBANCAL CORPORATION


                             By: /s/ DAVID I. MATSON
                                _________________________________________
                                David I. Matson
                                Vice Chairman and Chief Financial Officer
                                (Duly Authorized Officer)















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                                  EXHIBIT INDEX


     Exhibit No.       Description

        10.1 Form of Performance Share Agreement under the 1997 UnionBanCal Corporation Performance Share Plan